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                                                                    EXHIBIT 10.2
  Classification
   RESTRICTED                      DDSI Offer No. 980519           ISC
--------------------------------------------------------------------------------

















                                                                Offer No. 980519
                                                                Development of a
                                                                     Finger/Slap
                                                                 Scanner Product

                                                                      Version: a
                                                                04/05/98 4:51 PM


                                                                  ISC/U.S., Inc.

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  Classification
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                                                               1965 SE 22nd Ave.
                                                       Fort Lauderdale, FL 33316
                                                                             USA
                                                          Phone: ++1-954-5223302
                                                           Fax: ++1-954-522-3302

































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--------------------------------------------------------------------------------





                Herausgegeben von der / Published by / Publie par







                                       ISC
                                 ISC/U.S., Inc.

                                1965 SE 22nd Ave.
                            Fort Lauderdale, FL 33316
                                       USA

                             Phone: ++1-954-522-3302
                              Fax: ++1-954-522-3302









        Fur dieses Dokument behalten wir uns nach DIN 34 alle Rechte vor. Technische Anderungen im Zuge der Weiterentwicklung vorbehalten.


 Copying of this document, and giving it to others and the use or communication of the contents thereof, are forbidden without express authority. Offenders are liable to the payment of damages. All rights are reserved in the event of the grant of patent or the registration of a utility model or design. Liable to technical alterations in the course of future development.



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 Classification
   RESTRICTED                 DDSI Offer No. 980519                     ISC
--------------------------------------------------------------------------------

Toute communication ou reproduction de ce document, toute exploitation ou communication de son contenu sont interdites, sauf autorisation expresse. Tout manquement a cette regle est illicite et expose son auteur au versement de dommages et interets. Tous nos droigts sont reserves pour le cas de la delivrance d'un brevet ou de

































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--------------------------------------------------------------------------------


1 Content
---------



1      Content .............................................................5

2      Versions ............................................................6
2.1     Version a ..........................................................6

3      Responsibilities ....................................................7

4      Subject of the Quote ................................................9

5      Features of the Product .............................................10
5.1     General Description ................................................10
5.2     Logical Block Diagram of the System ................................11
5.3     System Environment .................................................14
5.4     User Interface .....................................................14
5.5     Physical Parameters ................................................15
5.6     Estimated Production Costs .........................................17

 6     Development Process .................................................18

 7     Customer's Obligations ..............................................20

 8     PC Requirements .....................................................21

 9     Time Schedule .......................................................22

 10    Price, Payment Schedule .............................................23

 11    Further Conditions ..................................................24











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2 Versions
----------




2.1 Version a


Author:   Roger Ludwig
Date:     05/18/98 8:02 PM

This is the basic document version, so there are no changes to former versions to be documented here.


























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3 Responsibilities
------------------


                                  ISC/U.S.,Inc.
                                1965 SE 22nd Ave.
                            Fort Lauderdale, FL 33316


                               referred to as the

                               --- Contractor ----





herewith offers to



                                      DDSI
                        Digital Descriptor Systems, Inc.
                             2010-F Cabot Blvd. West
                               Langhorne, PA 19047

                               referred to as the

                                 -- Customer --






the research and development of a



                                  Finger Print
                                       and
                                Slap Scanner Unit
           for use in correctional institutes and police environment,

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--------------------------------------------------------------------------------

                               referred to as the

                                ---- Product ----




























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4 Subject of the Quote
----------------------

The customer plans to introduce a product for finger / slap scanning in the area of correctional institutes and police departments. The contractor as of this date 5/18/98 is offering a working prototype and the continuation of the development which will result in a product believed to be free of conflict with existing patents as supplied by the customer.

The development offered here is focussed on a product, that consits of two external units, which can be integrated into a single housing and one or more PC cards. This product therefore can be marketed as an upgrade to existing PC computer installations such as the existing CompuScetch product of the customer. However, the end customer is free in separating the installations into two (the basic PC such as CompuScetch and the Finger/Slap Scanning application) isolated applications.
Furthermore the product offered here can be marketed in a version featuring the finger print scanner only (without the slap unit). This opens up new market areas where high accuracy scanning is beneficial when a user is en-rolled into a system. These applications can be found in social security, immigration, access control,DEA, Interpol, etc. Another feature of the product offered here is a module formed as a standard PC card. This card provides high processing power to accelerate the scanning process.This provides DDS1 with additional options to offer their potional customers a lower price entry model without the accelerater card, then at a latter date the accelerator module could be offered as an up-grade, In a high use area the advance model would be offered which will have the accelator module pre installed Or if desired the slap unit could be offered alone. DDSI will have available 1. An lower cost finger print scanner, 2. An finger print scanner including an accelator module, 3. An lower cost finger print scanner with an four finger slap unit intergrated in single housing, 4. An high speed finger print scanner with an four finger slap unit intergrated in a single housing

In general the contractor offers development and integration of electrical, electronic, mechanic and optical devices for the end product and support for FBI verification, compliance of scanners with the IAFIS Image Quality Specifications activity as far as they are applicable, and related product and project documentation

At the completion of the project (see chapter "Project Phases") the customer will have available a finger and slap scanner which meets the standards of the INTEGRATED AUTOMATED FINGERPRINT IDENTIFICATION SYSTEM (IAFIS) as described in CJSI-TD-0100 dated March 1995 in those sections that apply for the technology offered here. It is anticipated that the product can be mass produced for subsequent delivery to prospective correctional and police departments.







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5 Features of the Product
-------------------------

This section specifies the overall features and capabilities of the product, which can be produced as a result of the research, development, engineering and integration offered.




5.1 General Description


One of the main design and development goals is the cost efficiency and modularity of the system. The product to be developed consists of four physical units (components):

o Finger Print Capture Unit (IR based touch-less scanning)
o Slap Capture Unit (IR based touch-less scanning)
o Standard PC interface and control card
o Standard PC acceleration card

The PC interface card is a high speed data management and control system. It provides a high speed data bus according to differential fast-wide SCSI standard. Power supply for the attached units is also provide by this bus. The recommended maximum lengths of the bus is app. 15 meters (45 feet). Up to 15 units can be hooked to this bus and controlled from the interface card. Two of those units are the finger print and slap scanner units. However there could be more units hooked to a single bus if required or an optional digital camera system for mug shots could be developed following this communication bus standard.

The two scanning units are preferably mounted in two separated encasements. This allows marketing of a finger print scanner version without the slap scanner. Furthermore easy maintenance is achieved because the two units can be replaced separately and finally the geometric arrangement of the two functional units can be changed without the need for redesign of the encasement. However a single encasement can be produced without changes of the components to be developed. The PC interface card and the optional acceleration card are mounted into a standard PC The data base functionality and the user interface requires a standard PC office environment to be used efficiently, the mass storage and data base maintenance features are not integrated into the finger print / slap scanner units.









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5.2 Logical Block Diagram of the System


The product consists of several sub-units





































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                                [GRAPHIC OMITTED]













o Finger IR Emitter / Optics. A special optic unit provides 3-D pictures compatible to rolled fingers on a flat surface. The design and material of this unit is optimized for IR bands, Furthermore the optical unit includes a special IR emitter unit which will be synchronized with the IR detector unit.

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o     Finger Print IR Detector. The scanner unit for rolled finger prints consists of an IR detector unit provides in conjunction with the optics an equivalent of 600-1024 dpi image resolution.

o Finger Print IR Control Unit. This unit will Synchronize the IR emitter / detector units and also provides data communication as an interface to the high-speed communication bus. Furthermore this unit will reduce IR background noise.

o Slap IR Emitter / Optics. Similar to the finger print IR emitter unit, this unit provides a system of IR sources. The main difference between the finger and the slap optics is the 2D shape of this unit. It will result in flat scans of a four digit slap while the finger unit provides 3D scans for simulated finger rolling.

o Slap IR Detector Unit. This high speed detector unit will be synchronized with the related IR emitter unit and samples data which will result in an equivalent of 600 - 1024 dpi resolution images.

o Slap IR Control Unit. Similar to the finger print IR control unit, it will synchronize the emitter / detector system and provides data communication as an interface to the high-speed communication bus as well as IR background noise reduction.

o Interface and Control Unit (Kernel). This unit is built as a standard PC card (ISA-Standard). It controls up to 15 connected units. One of the main tasks of this unit is the synchronization of the attached functional sub-units and high-speed storage of large amounts of raw image data. It furthermore provides unit self test routines and an interface for the application program (or acceleration card) that carries out further image processing.

o Host PC. The CPU (preferably Pentium) of the host PC is used as the work horse for the user interface and database program on the one hand and the intensive image processing o the other hand. This architecture allows easy interfacing to other stations or databases in a network and all networking standards such as TCP/IP, Microsoft or Novell if required. Transmission of data to external systems can be done using the installed soft- or hardware in an existing environment.

o Acceleration Card Although a Pentium processor provides sufficient computing power for the image processing, an acceleration card could substantially speed up the process of creating finger print images from the raw image data. One of the additional features available with the acceleration card is an on-the-fly evaluation of the finger or slap position for automatic shots and automatic image quality control. In general the acceleration is an optional component of the system. Upon start-up the software detects the presence of an acceleration card and offloads the image processing routines to that unit. If no acceleration card can be detected, the PC will carry out all imageprocessing tasks. This architecture allows marketing of entry level models at a lower speed than a faster professional version that includes the acceleration card. The contractor will investigate, if standard processing cards are available on the market that could be used or modified here. This could substantially reduce the end customer price for the optional acceleration card.





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5.3 System Environment


The product is designed as a system of add-on components for standard PC computers. The recommended or required parameters of this host PC is given in chapter "PC Requirements". In general, this concept gives a maximum flexibility for preferred PC suppliers. The user interface and all scan functions are controlled from an MS-Windows (NT 4.0) user interface. Without any system imposed limitations, the finger/slap scanner system can be integrated into most Microsoft Windows NT based existing or planned computing environment. Existing central user administration, backup services and network printing facilities can be used in a network. Besides, the printing capabilities of the Windows system are used for printouts. This provides a maximum flexibility. Without any changes in the software new printer models can be used. Any new available high quality or low cost printer that comes with a Windows NT printer driver can be integrated for print outs.





                                [GRAPHIC OMITTED]












5.4 User Interface


o Data Entry: The user interface of the capture unit provides data entry for personal information such as name, date of birth and so on. The layout of screen is derived from paper based ten-print cards. The system allows for 16 different layouts that can be selected upon system startup. The alphanumerical data are stored along with references to the image information in a Microsoft Access database. Hence


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      the structure of the database will be explained in detail, interfacing from external applications such as CompuScan is possible.
o Remote DataBase Access: Additional access to a remote database provides look-up capabilities into previous stored external data. The database to be interfaced is the existing mug-shot database of the customer. This feature prevents the need for multiple data entry.
o Capture Control: The capture process can initiated, repeated and controlled here. In general all captured fingerprints as well as the 4-digit slap / thumb are displayed on the screen for quality control. Before capturing, a control window shows the three-dimensional position of the finger to be captured in order to increase the quality of the images.



5.5 Physical Parameters


Size / Shape: The unit to be developed consists of two encasements (which optionally can be integrated into a single encasement). These encasements hold the two scanning devices. Shape and size will allow integration into any standard table.





                                [GRAPHIC OMITTED]
















Protection: In a very simple way the units can be recessed mounted into a table.





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                                [GRAPHIC OMITTED]


















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5.6 Estimated Production Costs


The production costs including material of a unit as described above is estimated based on the present information and projections. In production quantities exceeding 100 units per order release, a per system (fingerprint and slap capture units and the central PC interface card) price of $US 15,000. - can be reached, if production would be carried out using the manufacturer connections, tools and equipment available at the contractor's site. However there is no warranty given here, that production costs will not exceed this margin. The contractor will inform the customer during the project if any movement in production cost can be foreseen.
















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6 Development Process
---------------------


The development will be carried out in several, partially nested stages. Each of these phases has a defined development target, a deliverable, an estimated starting date and duration. Each phase start will be announced by the contractor and must be approved by the customer. The customer has the right to postpone a phase start or even stop the project by not ordering new phases. The customer cannot stop phases that are approved for starting however.

Phase 1: (completed) Finger Print Unit
The contractor has ready and is offering to DDSI a prototype FP live scanner that has been developed and is ready for delivery uopon signing of this agreement. The main features are live and touch-less scanning of fingers. The range covered by the scanner is determined by 120 degrees minimum, 150 degrees typical and 180 degrees maximum. The resolution of the images is about 1024 dpi.

Phase 2: (in progress) PC Interface / Control Card
A PC card is to be developed here that controls the high-speed communication bus and the attached units. The card provides an interface via ISA PC standards to any application programs that calculate images from the raw data. One of the major tasks of this card is the management of the high-speed memory that stores up to 60 Mbytes raw data per second.

Phase 3: (in progress) User interface, Data Base Functionality
The user interface is designed as a ten-print card. A selection of up to 16 different ten-print card designs can be stored in the system. The user interface layout can be switched between these layouts when starting the software. Furthermore the print function allows printing of the typed information such as name, address and so on as well as the image information (10 fingers, 2 slaps) on the different card types. As a switchable option the print process can reproduce the card layout if printing on plain paper.

Phase 4: Slap scanner
A touchless four digit slap / thumb scanner is developed during this phase. The active area of the equipment is shaped and sized like the area on ten-print cards reserved for slap prints. This unit can produce a flat image of a thumb or the other four fingers alternatively. The unit can be hooked to the highspeed communication bus along with the finger print scanner.

Phase 5: ANSI Transport / Wavelet Compression
The required parts of the ANSI specifications for finger print data compression, encapsulation, transport and representation will be implemented in this phase. In order to reduce the time needed for development and testing, the contractor will use standard software components if available. The software deliverable can be executed on ordinary PC environment and will be installed on a PC at customer's site for further testing. This test environment could be used for transport interfacing test at FBI if desirable.

Phase 6: Tests / Support
Acceptance tests at contractor's laboratory, at customer's site, at the FBI and optional external laboratories are carried out. These test and all related QA documents are delivered at the end of this phase. External laboratory test (mechanical stressing and environmental temper tests) are initiated on customer's request.

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Cost for these external laboratory tests are not included. These could be carried out in the US under control of the customer also. This phase is initiated after completion of phase 1 (fingerprint scanner device) because testing and support begins with delivery of fingerprint scanner prototypes

Phase 7: Mechanical End Design
Mechanical end design assembly and production documentation are produced here. These documents as well as mechanical prototypes will be delivered at the end of this phase. After this phase (and passed FBI tests) the product is ready for
(mass) production. All user documentation as well as technical documentation are produced or finalized during this phase as well and delivered (electronic media for reproduction, American language)

Phase 8: Accelerator Card
The computing power needed to analyze and process the huge amount of digital information coming from the finger print or slap unit can be provided by the host PC computer. Because of the limitation of computing power the production of usable image consumes considerable time. In order to speed up the process an acceleration card is developed during this process. As an additional feature, this acceleration card can detect optimal positions of fingers or slaps on the fly. This allows automatic snapshots and integrated quality control of the prints. This phase includes delivery of a prototye and the related software.




Optional Prototype Production
The phase 1 (prototype finger scanner) includes a working prototype of finger scanner as a deliverable for that phase. However, the customer can order additional prototypes at a cost of $US 20,000 each. In a similar way the phase 4 (slap scanner) also includes a working prototype as an included deliverable. Here again the customer can order additional prototypes at a cost of $US 12,500-each. Please note that for each additional slap scanner prototype a finger print prototype is needed. However due to the modular architecture, a slap scanner prototype can be ordered at a later stage for a previous ordered finger print scanner. The total cost for a prototype product (finger and slap scanner) adds to $US 25.000. Similar, additional acceleration card prototype can be ordered. Note 1: The prototype won't have final shape, size nor encasement but all speed and quality parameters will be met. Note: 2 Cost of addition prototypes are estimated in this paragraph and are not included in any phase costs.

Optional Production
On request the contractor will offer end production and shipping of units










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7 Customer's Obligations
------------------------

o Contact Person. The customer has to assign a responsible manager, who can initiate rapid decision taking processes and supply information needed by the contractor. This person will be the contact person for the contractor during the development process.
o Information. In general the customer has to support the development process by providing detailed information on contractor's request. This information must be supplied on a timely bases so as time schedules can be maintained.
o Approvals. The equipment under development must be approved by several organizations and probably must fulfill several standards. The customer is responsible for carrying out these approvals and hence the customer must first determine which approvals and standards to meet (FCC, FBI, and ANSI). Furthermore the customer has to initiate and follow up those certification processes. The contractor however supports the approval processes by documentation and adjustments to the product in order to meet the requirements. Costs related to these certifications are not covered by this offer.
o Patents. The customer has expressed a disire that both the technologies as well as the physical device be patented to offer DDSI market advandage, the contractor will work in corporation with the customer to achieve these patent goals. It is understood that all patents will be in the name of ISC/U.S., Inc. and that DDSI will have the right to sell and market this product without the payment of any license fee or royalties. The cost of the patent attorney will be covered by the customer DDSI. Any cost incured by ISC/U.S., Inc.related to the patent filing will be at ISC/U.S., Inc. expense.











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8 PC Requirements
-----------------


Intensive image processing and handling of large image files require minimum capabilities of the host PC:
o   Operating System: Windows NT 4.0
o Hard Disk: Only minimum hard disk space is required for system operation. However the local storage of ten-print cards (fingerprint/slap images) require considerable hard disk space (20 Mbytes per tenprint card, uncompressed). The amount of hard disk space available determines the number of tenprint cards that can be stored locally. However, a networked drive that is available in the environment could be used for image storage as well. Here the time to transmit the large amount of data has to taken into account.
o   RAM: Minimum 64 MB, 128 MB recommended.
o CPU: The finger print prototype delivered at the end of phase 1 was tested on several PC platforms as host. The intensive image processing routines consume substantial processing power. Good results (app. 20 sec per fingerprint) were achieved with a double Pentium-11 architecture running at 266 MHz.
o Graphic System: It is recommended that the graphic system of the PC (graphic card, monitor) has a capability of 1280 x 1024 pixels. This high resolution is useful for fingerprint inspection and quality control.

o Slots: The PC must provide at least one standard ISA slot for the PC interface / control card of the system. An additional PC slot must be available depending on the architecture of the acceleration card (PCI or ISA).

o Printinq System: Any standard printer that comes with an MS Wndows-NT printer driver or that is supported by Windows NT can be used for ten-print card printouts. However, if high quality printing is desired, 1200 dpi resolution is required. If original ten-print cards should be used to print on, the paperfeed system of the printer must be able to process size and thickness of the desired cards.
o   Additional Requirements. CD drive, floppy. mouse







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9 Time Schedule
---------------

-------------------------------------------------------------------------------------------------------
 N    Phase                                Phase starts at      Phase ends at      Phase deliverables
-------------------------------------------------------------------------------------------------------
 1    Electronic, Optical, Mechanical      (completed)          (contract          Fingerprint Scanner
      Prototype FP Live Scanner                                 signing)           Prototype
-------------------------------------------------------------------------------------------------------
 2    PC Interface / Control Card          (in progress)        May 31, 1998       PC Interface
                                                                                   Control Card
-------------------------------------------------------------------------------------------------------
 3    User Interface, Database             (in progress)        Jun 30, 1998       Software
      Functionality
-------------------------------------------------------------------------------------------------------
 4    Electronic, Optical, Mechanical      May 31, 1998         Jul 31, 1998       Slap Scanner
      Prototype Slap Scanner                                                       Prototype
-------------------------------------------------------------------------------------------------------
 5    ANSI Transports / Wavelet            Jun 30, 1998         Jul 31, 1998       Software
      Compression
-------------------------------------------------------------------------------------------------------
 6    Test In-House /External LAB          May 31, 1998         Aug 31, 1998       Service, Test- and
      DDSI / FBI                                                                   QXReports
-------------------------------------------------------------------------------------------------------
 7    Mechanical End Design,               Jul 31, 1998         Aug 31, 1998       Production and
      Documentation                                                                Assembly Docs,
                                                                                   Manuals
-------------------------------------------------------------------------------------------------------
 8    Acceleration Card                    Jul 31, 1998         Sep 30, 1998       Acceleration Card
                                                                                      Prototype
-------------------------------------------------------------------------------------------------------


The fingerprint prototype could be FBI tested at the moment. The entire prototype unit (including the slap scanner device) can be (FBI-) tested starting July 31, 1998. The test phase (nb. 6) starts 6efore availability of the entire product, because the critical tests are focussed on the finger print unit which available already. The acceleration card is optional add-on for the product but not needed.





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10 Price, Payment Schedule



The total project as stated here is offered for a fixed price of $US 635,000.- plus the price for additional prototypes as stated before. Not included are travel expenses if travels to customer's site and/or approving institutes are necessary. Furthermore any kind of VAT, custom duties and US sales taxes is not inluded.

Payments are due with end of each phase according to following payment schedule

-------------------------------------------------------------------------------------------------------------
 N  Phase                                                                Phase ends at           Payment with
                                                                                                  deliverable
-------------------------------------------------------------------------------------------------------------
 1  Electronic, Optical, Mechanical Prototype FP Live Scanner            Apr 30, 1998                $135,000
-------------------------------------------------------------------------------------------------------------
 2  PC Interface / Control Card                                          May 31, 1998                $115,000
-------------------------------------------------------------------------------------------------------------
 3  User Interface, Data Base Functionality                              Jun 30, 1998                 $55,000
-------------------------------------------------------------------------------------------------------------
 4  Electronic, Optical, Mechanical Prototype Slap Live Scanner          Jul 31, 1998                $130,000
-------------------------------------------------------------------------------------------------------------
 5  ANSI Transports, Wavelet Compression                                 Jul 31, 1998                 $30,000
-------------------------------------------------------------------------------------------------------------
 6  Test In-House /External LAB / DDS1 / FBI                             Aug 31, 1998                 $30,000
-------------------------------------------------------------------------------------------------------------
 7  Documentation, Mechanical End Design                                 Aug 31, 1998                 $45,000
-------------------------------------------------------------------------------------------------------------
 8  Acceleration Card                                                    Sep 30, 1998                 $95,000
-------------------------------------------------------------------------------------------------------------
    Total                                                                                            $635,000
-------------------------------------------------------------------------------------------------------------

Cost per additional fingerprint scanner prototype:                       $20,000
Cost per additional slap scanner prototype                               $12,500
Cost of PC                                                               $ 7,500
Cost per acceleration card prototype (to be determined)









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




 Classification
   RESTRICTED                      DDSI Offer No. 980519                 ISC
--------------------------------------------------------------------------------


11 Further Conditions
---------------------


o This offer is valid until May 31, 1998.
o All dates stated in the project schedule are under assumption of contract award before May 31, 1998
o This offer is valid under the assumption that neither European nor US import/export restrictions apply.
o All prices stated in the offer do not include VAT, customs duties and US sales taxes, and are given in US dollars.
o The contractor retains all rights to the product and technologies developed under this agreement
o The customer has the right to sell and market this product without the payment of any license fees or royalties.








 .........................................               Dated 6/9/98
(ISC/U.S., Inc. By R. Ludwig/President)




 .........................................               Dated 6/9/98
(DDSI by Garrett Cohn / President)









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